                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report:  February 23, 1999
                                        -----------------



                    PLATINUM technology International, inc.
          ------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



                 Delaware                     0-19058         36-3509662
------------------------------------------  -----------   ------------------
       (State or Other Jurisdiction         (Commission     (IRS Employer
            of incorporation)               File Number)   Identification No.)


               1815 South Meyers Road, Oakbrook, Illinois    60181
               ------------------------------------------    -----
               (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code (630) 620-5000
                                                          --------------

Item 5.   Other Events.

On February 22, 1999, the Registrant issued the press release attached as
Exhibit 99.1 to announce its restructuring plan to streamline operations, increase profitability, and deliver greater value to customers and stockholders. The information contained in the press release is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1           Press Release dated February 22, 1999


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLATINUM technology International, inc.


Dated: February 23, 1999       By:           /s/ Larry S. Freedman
                                    --------------------------------------
                                    Larry S. Freedman
                                    Senior Vice President and General Counsel


                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                   Exhibit
-----------                   -------

99.1                Press Release dated February 22, 1999

                                       2